UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2023

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

Settlement Agreement with Dr. Reddy’s Laboratories

On April 4, 2023, or the Effective Date, Eagle Pharmaceuticals, Inc., or the Company, entered into a definitive settlement agreement, or the Settlement Agreement, with Dr. Reddy’s Laboratories, Ltd. and Dr. Reddy’s Laboratories, Inc., or collectively, Dr. Reddy’s, relating to the Company’s product BENDEKA® (rapidly infused bendamustine hydrochloride), or the Company Product. This settlement resolves patent litigation (subject to U.S. Federal Trade Commission and U.S. Department of Justice review) brought by the Company, and its marketing partners Teva Pharmaceuticals International GmbH and Cephalon, LLC, or collectively, Teva, relating to the alleged infringement of Orange Book listed United States Patent Nos. 11,103,483 and 9,572,887, or the Patents-In-Suit, with respect to Dr. Reddy’s 505(b)(2) New Drug Application, or NDA, No. 215668, submitted to the U.S. Food and Drug Administration, or FDA, seeking approval for the manufacture and sale in the United States of bendamustine hydrochloride injection solution in a 100 mg/4 mL (25 mg/mL) dosage strength for intravenous infusion over ten (10) minutes from a 50 ML infusion bag and used for the treatment of chronic lymphocytic leukemia and non-Hodgkin’s lymphoma, or the Dr. Reddy’s Product. The Settlement Agreement includes customary representations, warranties and agreements by the parties and the following terms:

Settlement of Patent Infringement and Antitrust Lawsuits and Antitrust Review

Within five days after the Effective Date, the parties to the litigation, or the Parties, will file a joint motion to dismiss all claims, defenses and counterclaims with prejudice in relation to litigation, or the Patent Infringement Lawsuit, concerning the alleged infringement by Dr. Reddy’s of the Patents-In-Suit, resulting from the filing by Dr. Reddy’s of NDA, No. 215668, and the related certification pursuant to 21 U.S.C. § 355(b)(2)(A)(iv).

In addition, within ten business days after the Effective Date, the Parties will submit the Settlement Agreement to the U.S. Federal Trade Commission and U.S. Department of Justice for federal antitrust review.

Mutual Release and Covenant Not to Sue

The Parties each release the counterparty or counterparties from any and all claims relating to (i) the Dr. Reddy’s Product and the Dr. Reddy’s NDA or its filing, (ii) the Patents-In-Suit or (iii) the Patent Infringement Lawsuit.

The Company and Teva and their respective affiliates also covenant not to sue, assert any claim or otherwise participate in any action or proceeding against, Dr. Reddy’s or its affiliates, for infringement of the Patents-In-Suit or any other patents owned or controlled by the Company or Teva now or in the future, subject to certain exceptions.

Limited License

The Company and Teva grant to Dr. Reddy’s and its affiliates a non-exclusive and revocable license under the Patents-In-Suit, including any corrections, extensions, reissues or reexaminations, to manufacture, have manufactured, use, sell, offer to sell, and import the Dr. Reddy’s Product in the United States beginning on the License Effective Date of November 17, 2027 (subject to FDA approval), or earlier under certain circumstances.

The foregoing description of the Settlement Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “may,” “remain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “near future,” “belief,” “guidance,” “opportunity,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events such as: the resolution of patent litigation and all related settlement terms, including dates of market entry and the potential for earlier market entry under certain circumstances and submission of settlement agreements to the U.S. Federal Trade Commission and the U.S. Department of Justice for review; the strength of the Company’s intellectual property rights for BENDEKA; and the expected expansion, defense and enforcement of intellectual property rights. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the risk that the anticipated benefits of the Company’s acquisition of Acacia are not realized; the ability of Enalare to achieve milestones and deliverables under the BARDA agreement and achieve successful results in the development of ENA-001 and the Company’s ability to exercise its option to acquire the remaining outstanding share capital of Enalare; the impacts of the COVID-19 pandemic and geopolitical events such as the conflict in Ukraine, including disruption or impact in the sales of the Company’s marketed products, interruptions or other adverse effects to clinical trials, delays in regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems, disruption in the operations of the Company’s third party partners and disruption of the global economy, and the overall impact of the COVID-19 pandemic or other events on the Company’s business, financial condition and results of operations; macroeconomic conditions, including rising inflation and uncertain credit and financial markets; whether the Company will incur unforeseen expenses or liabilities or other market factors; whether the Company will successfully implement its development plan for its product candidates; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates; whether the Company can successfully market and commercialize its product candidates; the success of the Company’s relationships with its partners; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of its products or that may have an impact on any of our products; successful compliance with the FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; general economic conditions, including the potential adverse effects of public health issues, including the COVID-19 pandemic and geopolitical events, on economic activity and the performance of the financial markets generally; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and the potential for competition from generic entrants into the market; the risks inherent in the early stages of drug development and in conducting clinical trials; and any unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and guidance and may cause the Company’s actual results and outcomes to materially differ from its projections and guidance; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2023, and its other subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1#	Settlement Agreement, by and between the Registrant, Teva Pharmaceuticals International GmbH, Cephalon, LLC, Dr. Reddy’s Laboratories, Ltd. and Dr. Reddy’s Laboratories, Inc., dated April 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Certain confidential information contained in this exhibit has been omitted because it is both (i) not material and (ii) is the type that the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2023	EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer